UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2012

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2012, the stockholders of Tuesday Morning Corporation (the “Company”) approved the First Amendment (the “First Amendment”) to the Tuesday Morning Corporation 2008 Long-Term Incentive Plan (the “2008 Plan”).  A copy of the First Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The First Amendment increases the number of shares of the Company’s common stock available for awards under the 2008 Plan from 2,500,000 to 5,365,000 and expands the circumstances upon which awards granted under the 2008 Plan may be forfeited.

The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the First Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) on November 7, 2012.  At the Annual Meeting, the Company’s stockholders voted on each of the below proposals, which are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on September 27, 2012.  The final voting results of the Annual Meeting are set forth below.

Proposal 1 — Election of Directors — The Company’s stockholders elected Steven R. Becker, Brady Churches, David B. Green, William J. Hunckler, III, Starlette Johnson and Richard S. Willis to serve as directors of the Company until their terms expire at the Company’s next annual meeting of stockholders.  The voting results for each of these individuals were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Steven R. Becker	30,066,519	1,719,135	5,263,807
Brady Churches	30,360,726	1,424,928	5,263,807
David B. Green	28,652,552	3,133,102	5,263,807
William J. Hunckler, III	30,032,824	1,752,830	5,263,807
Starlette Johnson	28,934,563	2,851,091	5,263,807
Richard S. Willis	28,998,776	2,786,878	5,263,807

Proposal 2 — Ratification of the Selection of Independent Registered Public Accounting Firm — The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013. The voting results were 36,907,027 shares “For,” 142,169 shares “Against” and 265 abstentions.

Proposal 3 — Advisory Vote on Executive Compensation — The Company’s stockholders approved, on an advisory basis, the Company’s executive compensation.  The voting results were 30,414,835 shares “For,” 1,344,744 shares “Against,” 26,075 abstentions and 5,263,807 broker non-votes.

Proposal 4 — Amendment to the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan — The Company’s stockholders approved the First Amendment to the 2008 Plan to increase the number of shares of the Company’s common stock available for awards under the 2008 Plan from 2,500,000 to 5,365,000 and expand the circumstances upon which awards granted under the 2008 Plan may be forfeited.  The voting results were 27,733,244 shares “For,” 1,687,209 shares “Against,” 2,365,201 abstentions and 5,263,807 broker non-votes.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	First Amendment to the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: November 9, 2012	By:	/s/ Stephanie Bowman
Stephanie Bowman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan